Exhibit 3.9

SS Form FPOCR                        MAIL TO:                for office use only
Rev. 8/90                   Colorado Secretary of State
Submit in duplicate            Corporations Office           941053808 $75.00
Filing fee: $75.00          1560 Broadway, Suite 200         SOS 05-10-94 08:30
This must be typewritten         Denver, CO 80202
                                 APPLICATION FOR
                            CERTIFICATE OF AUTHORITY

      Pursuant to the provision of the Colorado Corporation Code the undersigned corporation hereby applies for a Certificate of Authority to transact business in your state, and for that purposes submits the following statement:

FIRST: The name of the corporation is CLAIRE'S BOUTIQUES, INC.

________________________________________________________________________________
                    (Exact Corporation name, must agree with
                   the attached Certificate of Good Standing)

SECOND: The name which it elects to use in Colorado is CLAIRE'S BOUTIQUES, INC.

________________________________________________________________________________
                   (If not the same as the Corporation name a
              Certificate of Assumed or Trade Name must be filed)

THIRD: It is incorporated under the laws of Delaware

FOURTH: The date of its incorporation is February 1, 1994

FIFTH: The address of its principal office in the state or country under the laws of which it is incorporated is Corporation Trust Center, 1209 Orange Street, Delaware 19801

Principal place of business in Colorado is "NONE"

(IF YOU DO NOT MAINTAIN A PLACE OF BUSINESS IN COLORADO, STATE "NONE")

SIXTH: The address of its proposed registered office in Colorado is 1675 Broadway Denver, Colorado 80202, and the name of its proposed registered agent in Colorado at that address is The Corporation Company

 SEVENTH: The names and respective addresses of its directors and officers are:

       NAME                OFFICE                      ADDRESS

ROWLAND SCHAEFER        Pres.           3 SW 129 AVE PEMBROKE PINES, FL 33027
--------------------------------------------------------------------------------
MARSHALL FERGUSON       V. Pres         3 SW 129 AVE PEMBROKE PINES, FL 33027
--------------------------------------------------------------------------------
HAROLD BERRITT          Secy.           410 PARK AVE NEW YORK, NY
--------------------------------------------------------------------------------
NORMA RUIZ              Asst. Secy.     3 SW 129 AVE PEMBROKE PINES, FL 33027
--------------------------------------------------------------------------------
IRA KAPLAN              Treas.          3 SW 129 AVE PEMBROKE PINES, FL 33027
--------------------------------------------------------------------------------
ROWLAND SCHAEFER        Director        3 SW 129 AVE PEMBROKE PINES, FL 33027
--------------------------------------------------------------------------------
HAROLD BERRITT          Director        410 PARK AVE NEW YORK, NY
--------------------------------------------------------------------------------
                        Director
--------------------------------------------------------------------------------

                    To list additional Officers or Directors
                  attach a separate 8 1/2 x 11 sheet of paper

EIGHTH: This application MUST BE ACCOMPANIED BY A CERTIFICATE OF GOOD STANDING ISSUED BY THE JURISDICTION OF ITS INCORPORATION AND DATED WITHIN NINETY (90) DAYS OF THE FILING OF THE APPLICATION.

                                         By /s/ Marshall Ferguson
                                            ------------------------------------
                                            its Vice President

Dated APRIL 21, 1994                    and /s/ Norma Ruiz
                                            ------------------------------------
                                            its Asst. Secretary

                            COMPUTER UPDATE COMPLETE  __________________________
                                      TR                        Authorized Agent

THE APPLICATION FOR CERTIFICATE OF AUTHORITY MUST BE SUBMITTED IN DUPLICATE.

(COL. - 734 - 8/4/93)

                               State of Delaware

                        Office of the Secretary of State

                                   ----------

      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "CLAIRE'S BOUTIQUES, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE THIRD DAY OF MAY, A.D. 1994.

      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

                                [SEAL]    /s/ William T. Quillen
                                          --------------------------------------
                                          William T. Quillen, Secretary of State

0496718 8300                                            AUTHENTICATION: 7107697
944077364                                                         DATE: 05-03-94

                                State of Delaware

                        Office of the Secretary of State

                               -------------------

                                                               941053809 $60.00
                                                              SOS 05-10-94 08:30

      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE CERTIFICATE OF AGREEMENT OF MERGER, WHICH MERGES:

      "DARA MICHELLE INC.", A DELAWARE CORPORATION

      WITH AND INTO "CLAIRE'S BOUTIQUES, INC.", UNDER THE NAME OF "CLAIRE'S BOUTIQUES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, WAS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FOURTH DAY OF JANUARY, A.D. 1994, AT 9 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

      AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "CLAIRE'S BOUTIQUES, INC." WAS INCORPORATED ON THE FIRST DAY OF FEBRUARY, A.D. 1956.

      AND I DO HEREBY FURTHER CERTIFY THAT UPON FILING OF THE AFORESAID CERTIFICATE OF AGREEMENT OF MERGER, THE CORPORATE EXISTENCE OF THE "DANA MICHELLE INC." TERMINATED.

                            COMPUTER UPDATE COMPLETE
                                       TR

                                [SEAL]    /s/ William T. Quillen
                                          --------------------------------------
                                          William T. Quillen, Secretary of State

                                                        AUTHENTICATION: 7028467
944019621                                                         DATE: 02-15-94

MERGER _____________________________ CONSOLIDATION  ____________________________
CANCELLATION OF LIMITED PARTNERSHIP DUE TO MERGER ______________________________ DOMESTIC ___________ FOREIGN ___________ PROFIT __________ NONPROFIT __________

________________________________________________________________________________
________________________________________________________________________________

                 MERGER # 941053809

                 DARA MICHELLE INC
                 (DELAWARE NOT QUALIFIED-CORPORATION)

                             INTO

                 CLAIRE'S BOUTIQUES, INC,
                 (DELAWARE CORPORATION FP 941053808)
                 SURVIVOR

|_|                                                                          007

FEE                     $100.00                             SECRETARY OF STATE
ON OR BEFORE DATE DUE   7/31/96                                JUL 31 1996
REPORT YEAR             1996
MAILING DATE            05/01/96                         THIS FORM MUST BE TYPED

                               STATE OF COLORADO
                               BIENNIAL REPORT OF
                   A CORPORATION OR LIMITED LIABILITY COMPANY

              READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING
                       SUBMIT SIGNED FORM WITH FILING FEE

INFORMATION BELOW IS ON FILE IN THIS OFFICE - DO NOT CHANGE PRE-PRINTED INFORMATION

                                                             RECEIVED
                                                            JUL 29 1996
                                                 Utah Div. of Corp. & Comm. Code

--------------------------------------------------------------------------------
CORPORATE NAME REGISTERED AGENT,          FOR OFFICE USE ONLY
REGISTERED OFFICE, CITY, STATE & ZIP
                                          961103213
941053808 FP STATE/COUNTRY OF INC DE      $100.00
                                          SECRETARY OF STATE
THE CORPORATION COMPANY                   08/06/96 13:34
CLAIRE'S BOUTIQUES. INC.
1675 BROADWAY                             FIRST REPORT OR CORRECTIONS
DENVER CO 80202                           IN THIS COLUMN
--------------------------------------------------------------------------------
     Return completed reports to:         TYPE NEW AGENT NAME

       Corporate Report Section           SECRETARY OF STATE
       1560 Broadway, Suite 200           --------------------------------------
           Denver, CO 80202               MUST HAVE STREET ADDRESS
                                          --------------------------------------
                                          CITY                   STATE    ZIP
                                                                 CO
--------------------------------------------------------------------------------
OFFICERS NAME AND ADDRESS          TITLE

SCHAEFER ROWLAND                    PR    Les Dunavant
3 SW 129 AVE                              2400 W Central Blvd
PEMBROKE PINES FL 33027                   Hoffman Estates, IL 60195-1930
--------------------------------------------------------------------------------
FERGUSON MARSHALL                   VP
3 SW 129 AVE
PEMBROKE PINES PL 33027
--------------------------------------------------------------------------------
KAPLAN IRA                          TR
3 SW 129 AVE
PEMBROKE PINES PL 33027
--------------------------------------------------------------------------------
DIRECTORS OR LIMITED                      (If you have less than 3 shareholders
LIABILITY COMPANY MANAGERS                you may be less than 3 directors)

SCHAEFER ROWLAND
3 SW 129 AVE
PEMBROKE PINES PL 33027
--------------------------------------------------------------------------------
BERRITT HAROLD                            2500 First Union Financial Center
120 PACK AVE                              Miami, FL 33131
NEW YORK NY 00000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Address of Principal Place of Business

Street  2400 W. Central Blvd

City    Hoffman Estates, IL 60195-1930         State   IL        Zip  60195-1930

                                   SIGNATURE

Under penalties of perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agency has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

BY /s/ [ILLEGIBLE]
   -------------------------------------------
                Authorized Agent

TITLE  Treasurer & CFO         DATE  7/24 1996

|_| NOTE: DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT!!! SEE INSTRUCTIONS ON REVERSE IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT, MARK THIS BOX, SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE (UPPER LEFT HAND CORNER) IF YOU ARE FILING AFTER THE DATE DUE ABOVE, CONTACT THIS OFFICE FOR THE PROPER FEE. (303) 894-2251

                            SEE INSTRUCTIONS ON BACK

|_|

FEE                     $100.00                                              007
ON OR BEFORE DATE DUE   07/31/1998
REPORT YEAR             1998
MAILING DATE            05/01/1998                       THIS FORM MUST BE TYPED

                               STATE OF COLORADO
                               BIENNIAL REPORT OF
                   A CORPORATION OR LIMITED LIABILITY COMPANY

              READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING
                       SUBMIT SIGNED FORM WITH FILING FEE

INFORMATION BELOW IS ON FILE IN THIS OFFICE - DO NOT CHANGE PRE-PRINTED INFORMATION

--------------------------------------------------------------------------------
CORPORATE NAME REGISTERED AGENT,          FOR OFFICE USE ONLY
REGISTERED OFFICE, CITY, STATE & ZIP
                                          19981138199 M
19941053808 FPC STATE/COUNTRY OF INC DE   $100.00
                                          SECRETARY OF STATE
CORPORATION COMPANY (THE)                 07-29-1998 15:07:32
CLAIRE'S BOUTIQUES. INC.
1675 BROADWAY                             FIRST REPORT OR CORRECTIONS
DENVER CO 80202                           IN THIS COLUMN
--------------------------------------------------------------------------------
     Return completed reports to:         TYPE NEW AGENT NAME
          Department of State             --------------------------------------
       Corporate Report Section           SIGNATURE OF NEW REGISTERED AGENT
       1560 Broadway, Suite 200           --------------------------------------
           Denver, CO 80202               MUST HAVE STREET ADDRESS
                                          --------------------------------------
                                          CITY                   STATE    ZIP
                                                                 CO
--------------------------------------------------------------------------------
OFFICERS NAME AND ADDRESS          TITLE

DUNAVANT LES                        PR    Mark Hoffman
2400 W CENTRAL BLVD                       2400 W Central Rd
HOFFMAN ESTATES, IL                       Hoffman Estates, IL 60195
--------------------------------------------------------------------------------
FERGUSON MARSHALL                   VP
3 SW 129 AVE
PEMBROKE PINES FL 33027
--------------------------------------------------------------------------------
KAPLAN IRA                          TR
3 SW 129 AVE
PEMBROKE PINES FL 33027
--------------------------------------------------------------------------------
DIRECTORS OR LIMITED                      (If you have less than 3 shareholders
LIABILITY COMPANY MANAGERS                you may list less than 3 directors)

SCHAEFER ROWLAND
3 SW 129 AVE
PEMBROKE PINES FL 33027
--------------------------------------------------------------------------------
BERRITT HAROLD                            1221 Brickell Avenue
2500 FIRST UNION FINANCIAL CTR.           Miami, FL 33131
MIAMI, FL 33131
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Address of Principal Place of Business

Street  2400 W. Central Blvd

City    Hoffman Estates, IL 60195-1930         State   IL        Zip  60195-1930

                                   SIGNATURE

Under penalties of perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agent has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

BY /s/ [ILLEGIBLE]
   -------------------------------------------
                Authorized Agent

TITLE  Treasurer & CFO         DATE  7/27 1998

|_| NOTE: DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT!!! SEE INSTRUCTIONS ON REVERSE IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT, MARK THIS BOX, SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE (UPPER LEFT HAND CORNER) IF YOU ARE FILING AFTER THE DATE DUE ABOVE, CONTACT THIS OFFICE FOR THE PROPER FEE (303) 894-2251

                            SEE INSTRUCTIONS ON BACK

                               Secretary of State       For office use only  003
                              Corporations Section
                                                                 FILED
                                                            VICTORIA BUCKLEY
                                                     COLORADO SECRETARY OF STATE

MUST BE TYPED                                        1?991113688 C
FILING FEE: $5.00                                    $5.00
MUST SUBMIT TWO COPIES                               SECRETARY OF STATE
                                                     06-15-1999 13:55:30

                             STATEMENT OF CHANGE OF
Please include a typed        REGISTERED OFFICE OR
self addressed envelope    REGISTERED AGENT, OR BOTH

                                 FPC19941053808

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:

                                    Delaware

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is:

CLAIRE'S BOUTIQUES, INC.

SECOND: Street address of current REGISTERED OFFICE is:

1675 Broadway, Denver, CO 80202
                           (Include City, State, Zip)

and if changed, the new street address is: 1560 Broadway, Denver, CO 80202
                                              (include City, State, Zip)

THIRD: The name of its current REGISTERED AGENT is: The Corporation Company and if changed, the new registered agent is: Corporation Service Company

       Signature of New Registered Agent By: /s/ Deborah D. Skipper
                                             ----------------------
                                               Deborah D. Skipper
                                                Asst. Secretary

       Principal place of business 3 S.W. 129TH AVENUE, PEMBROKE PINES, FL 33027
                                                 (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is:

                                Signature /s/ Kathleen E. Rossi
                                          ---------------------------
                                              KATHLEEN E. ROSSI

                                Title     Vice President

                                                                    Revised 7/97

                                                     For office use only     045

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202                 FILED
                                 (303) 894-2251             DONETTA DAVIDSON
                               Fax (303) 894-2242    COLORADO SECRETARY OF STATE

MUST BE TYPED                                        19991238812 M
FILING FEE: $10.00                                   $10.00
MUST SUBMIT TWO COPIES                               SECRETARY OF STATE
                                                     12-21-1999 08:37:46
Please include a typed           FPC-19941053808
self-addressed envelope
                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

Claire's Boutiques, Inc., a corporation, limited partnership or limited liability company under the laws of Delaware, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1.    The location of its principal office is:

      3 S.W. 129th Avenue, 4th Floor, Pembroke Pines, FL 33027-0000
                        (Include city, state, zip)

2.    The name, other than its own, under which business is carried on is:

      Afterthoughts

3. A brief description of the kind of business transacted under such assumed or trade name is:

      Retail Sales of Ladies Clothing and Accessories

--------------------------------------------------------------------------------
Limited Partnerships or Limited Liability   Corporations complete this section
     Companies complete this section
--------------------------------------------------------------------------------

                                                  Claire's Boutiques, Inc.
------------------------------------      --------------------------------------
           Name of Entity                           Name of Corporation

by                                        by /s/ Kathleen E. Rossi
   ---------------------------------         -----------------------------------
             Signature                          Signature Kathleen E. Rossi

                                          Its Vice President
------------------------------------         -----------------------------------
  Title, General Partner, Manager                        Title

--------------------------------------------------------------------------------
                            COMPUTER UPDATE COMPLETE                          RM
                                       MI

(COL. - 1902 - 11/9/95)                                             Revised 7/95

                                                     For office use only

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202                 FILED
                                 (303) 894-2251             DONETTA DAVIDSON
                               Fax (303) 894-2242    COLORADO SECRETARY OF STATE

MUST BE TYPED                                        20001115415 C
FILING FEE: $5.00                                    $20.00
MUST SUBMIT TWO COPIES                               SECRETARY OF STATE
                                                     06-09-2000 15:02:03

                             STATEMENT OF CHANGE OF
Please include a typed        REGISTERED OFFICE OR
self addressed envelope    REGISTERED AGENT, OR BOTH

                                 FPC 19941053808

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:

                                    Delaware

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is:

CLAIRE'S BOUTIQUES, INC.

SECOND: Street address of current REGISTERED OFFICE is:

1560 Broadway, Denver, CO 80202
                           (Include City, State, Zip)

       and if changed, the new street address is:

       1675 Broadway, Denver, CO 80202
                           (Include City, State, Zip)

THIRD: The name of its current REGISTERED AGENT is: CORPORATION SERVICE COMPANY and if changed, the new registered agent is: THE CORPORATION COMPANY

       Signature of New Registered Agent By: /s/ Barbara A. Burke
                                          ---------------------------
                                               Barbara A. Burke,
                                          Special Assistant Secretary

       Principal place of business 3 S.W. 129TH Avenue, Hollywood, FL 33027
                                                 (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is:

                                Signature /s/ Kathleen E. Rossi
                                          ---------------------------
                                              KATHLEEN E. ROSSI

                                Title     Vice President

                                                               Revised 7/97

                                                        COMPUTER UPDATE COMPLETE
                                                                    OM

(CO. - 1885 - 7/28/97) CT System

|_|

FEE                     $100.00                                              007
ON OR BEFORE DATE DUE   07/31/2000
REPORT YEAR             2000
MAILING DATE            05/01/2000                       THIS FORM MUST BE TYPED

                               STATE OF COLORADO
                               BIENNIAL REPORT OF
                   A CORPORATION OR LIMITED LIABILITY COMPANY

              READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING
                       SUBMIT SIGNED FORM WITH FILING FEE

INFORMATION BELOW IS ON FILE IN THIS OFFICE - DO NOT CHANGE PRE-PRINTED INFORMATION

--------------------------------------------------------------------------------
CORPORATE NAME REGISTERED AGENT,          FOR OFFICE USE ONLY
REGISTERED OFFICE, CITY, STATE & ZIP
                                          20001147113 M
19941053808 FPC STATE/COUNTRY OF INC DE   $100.00
                                          SECRETARY OF STATE
CORPORATION SERVICE COMPANY               07-28-2000 09:13:57
CLAIRE'S BOUTIQUES, INC.
1560 BROADWAY                             FIRST REPORT OR CORRECTIONS
DENVER CO 80202                           IN THIS COLUMN
--------------------------------------------------------------------------------
     Return completed reports to:         TYPE NEW AGENT NAME
          Department of State             --------------------------------------
       Corporate Report Section           SIGNATURE OF NEW REGISTERED AGENT
       1560 Broadway, Suite 200           --------------------------------------
           Denver, CO 80202               MUST HAVE A STREET ADDRESS
                                          --------------------------------------
                                          CITY                   STATE    ZIP
                                                                 CO
--------------------------------------------------------------------------------
OFFICERS NAME AND ADDRESS          TITLE

MARTY NEALON                        PR
EMPIRE STATE BLDG
NEW YORK NY
--------------------------------------------------------------------------------
KATHLEEN E. ROSSI                   VP
3 SW 129 AVE
PEMBROKE PINES FL 33027
--------------------------------------------------------------------------------
KAPLAN IRA                          TR
3 SW 129 AVE
PEMBROKE PINES FL 33027
--------------------------------------------------------------------------------
DIRECTORS OR LIMITED                      (If you have less than 3 shareholders
LIABILITY COMPANY MANAGERS                you may list less than 3 directors)

SCHAEFER ROWLAND
3 SW 129 AVE
PEMBROKE PINES FL 33027
--------------------------------------------------------------------------------
BERRITT HAROLD
1221 BRICKELL AVENUE
MIAMI, FL 33131
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Address of Principal Place of Business

Street  2400 W. Central Road

City    Hoffman Estates                        State   IL        Zip  60195

                                   SIGNATURE

Under penalties of perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agent has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

BY /s/ Kathleen E. Rossi
   -------------------------------------------
                Authorized Agent

TITLE  Vice-President          DATE  7/26/2000

|_| NOTE: DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT!!! SEE INSTRUCTIONS ON REVERSE IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT, MARK THIS BOX, SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE (UPPER LEFT HAND CORNER) IF YOU ARE FILING AFTER THE DATE DUE ABOVE, CONTACT THIS OFFICE FOR THE PROPER FEE (303) 894-2251

                            SEE INSTRUCTIONS ON BACK

                                                     For office use only     045

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202                 FILED
                                 (303) 894-2251             DONETTA DAVIDSON
                               Fax (303) 894-2242    COLORADO SECRETARY OF STATE

MUST BE TYPED                                        20011207473 M
FILING FEE: $10.00                                   $10.00
MUST SUBMIT TWO COPIES                               SECRETARY OF STATE
                                                     10-29-2001 14:08:21
Please include a typed
self-addressed envelope

                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

CLAIRE'S BOUTIQUES, INC., a corporation, limited partnership or limited liability company under the laws of DELAWARE, being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1.    The location of its principal office is:

      3 S.W. 129TH AVENUE, SUITE 400 PEMBROKE PINES, FL 33027
                        (Include city, state, zip)

2.    The name, other than its own, under which business is carried on is:

                                ICING BY CLAIRE'S

3. A brief description of the kind of business transacted under such assumed or trade name is:

      RETAIL - SALES OF LADIES FASHION AND ACCESSORIES

--------------------------------------------------------------------------------
Limited Partnership or Limited Liability    Corporations complete this section
     Companies complete this section.
--------------------------------------------------------------------------------

                                                  CLAIRE'S BOUTIQUES, INC.
------------------------------------      --------------------------------------
           Name of Entity                           Name of Corporation

by                                        by /s/ Norma Ruiz
   ---------------------------------         -----------------------------------
             Signature                                  Signature

                                          Its ASST SECRETARY
------------------------------------         -----------------------------------
  Title, General Partner, Manager                        Title

                                                                    Revised 7/95

                            COMPUTER UPDATE COMPLETE
                                       MW

                 Official Business - Colorado Secretary of State

       Save $$! E-file this report at www.sos.state.co.us/periodic-report

This is a PERIODIC REPORT made on behalf of the entity identified on the reverse side. This Report must be typed or, if legible it may be hand written. Report current information for the following item:

1.    NAME OF INDIVIDUAL COMPLETING REPORT Claire's Boutiques, Inc.

      If items 2 - 4 have not changed since your last report check here |_|. Otherwise, complete 2 - 4.

2. NAME OF ENTITY'S REGISTERED AGENT: (cannot be same entity identified on reverse)

      THE CORPORATION COMPANY

3.    STREET ADDRESS OF ENTITY'S REGISTERED OFFICE (CO address only):

      1675 BROADWAY DENVER, CO 80202

If mail is undeliverable to this address, ALSO include a P.O. Box address:

4.    ADDRESS OF ENTITY'S PRINCIPAL OFFICE: 3 SW 129 AVENUE
                                            PEMBROKE PINES, FL 33027

Optional: 5. Additional mailing address for entity:

Optional: 6. Entity's e-mail address:

Deliver this Report to: Colorado Secretary of State, 1560 Broadway, Ste 200, Denver CO 80202-5169, with the fee stated on reverse payable to Colorado Secretary of State. A peel-off mailing label is provided. This report must be received (not postmarked) on or before the due date stated on the reverse side. For more information, call 303-894-2251 press 2, fax 303-894-2242, e-mail sos.business@state.co.us. or visit our Web site www/.sos.state.co.us and view existing information.

No Signature Required                          From 7.90.501 Revised [ILLEGIBLE]

                 Official Business - Colorado Secretary of State

       Save $$! E-file this report at www.sos.state.co.us/periodic-report

This is a PERIODIC REPORT made on behalf of the entity identified on the reverse side. This Report must be typed or, if legible it may be hand written. Report current information for the following item:

      Complete items 1 through 4 or this report will be rejected. All addresses must be complete.

1.    NAME OF INDIVIDUAL COMPLETING REPORT: BETH WEISBLAT

      If items 2 - 4 have not changed since your last report, check here |_|. Otherwise, complete 2 - 4.

2. NAME OF ENTITY'S REGISTERED AGENT: (cannot be same entity identified on reverse)

      THE CORPORATION COMPANY

3.    STREET ADDRESS OF ENTITY'S REGISTERED OFFICE (CO address only):

      1675 BROADWAY DENVER, CO 80202

If mail is undeliverable to this address, ALSO include a P.O. Box address:

4.    ADDRESS OF ENTITY'S PRINCIPAL OFFICE: 3 SW 129 AVENUE
                                            PEMBROKE PINES, FL 33027

Optional: 5. Additional mailing address for entity:

Optional: 6. Entity's e-mail address:

Deliver this Report to: Colorado Secretary of State, 1560 Broadway, Ste 200, Denver CO 80202-5169, with the fee stated on reverse payable to Colorado Secretary of State. A peel-off mailing label is provided. This report must be received (not postmarked) on or before the due date stated on the reverse side. For more information, call 303-894-2200 press 2, fax 303-869-4864, e-mail sos.business@state.co.us. or visit our Web site www/.sos.state.co.us and view existing information.

No Signature Required                            From 7.90.501 Revised 9-11-2002

Please e-file this mandatory Report for a REDUCED FEE at ww.sos.state.co.us, & click on Business Center

This Annual Report is required by ss.7-90-501; C.R.S. for the entity identified on the reverse side. If you file this postcard, it must be typed or legibly handwritten and state current information. You must complete lines 1 and 2 or this Report will be rejected. If this Report is rejected, you will NOT receive a refund or notice of rejection.

1.    NAME OF INDIVIDUAL RESPONSIBLE FOR THE ACCURACY OF REPORT:

      WEISBLAT                 BETH               JANIS
      --------------------------------------------------------------------------
      (Last Name)          (First Name)       (Middle Name)             (Suffix)

2.    ADDRESS OF INDIVIDUAL RESPONSIBLE FOR THE ACCURACY OF REPORT:

      3 SW 129 AVENUE                                PEMBROKE PINES FL 33027
      --------------------------------------------------------------------------
      (Street/PO Box)                            (City) (State)(Zip/Postal Code)

      |_| Check box if information requested below is current in the records of the Secretary of State OR complete 3-5.

3.    ADDRESS OF ENTITY'S PRINCIPAL OFFICE:

      --------------------------------------------------------------------------
      (Street and, if different, mailing address) (City)(State)(Zip/Postal Code)

4. NAME OF ENTITY'S REGISTERED AGENT: The person appointed has consented to being so appointed

      If a Business Organization:
                                THE CORPORATION COMPANY
      --------------------------------------------------------------------------

      OR if an Individual:

      --------------------------------------------------------------------------
      (Last Name)               (First Name)       (Middle Name)        (Suffix)

5.    STREET ADDRESS OF REGISTERED AGENT (must be a CO address):

      1675 BROADWAY                              DENVER    CO        80202
      --------------------------------------------------------------------------
      (Street address)                           (City) (State)(Zip/Postal Code)

6.    MAILING ADDRESS OF REGISTERED AGENT (if different from above)

      --------------------------------------------------------------------------
      (Mailing address)                          (City) (State)(Zip/Postal Code)

Deliver this Report and the fee stated on the reverse side of this card using the peel-of mailing label provided. This Report must be received (not postmarked) on or before the date due stated on the reverse side. Questions? Visit www.sos.state.co.us, and click on Business Center; e-mail sos.business@sos.state on the reverse side. Questions? Visit or fax 303-869-4864. If this Report is rejected, no refund or notice will be given. No signature is required. If you e-file, the Report is rejected, no refund or notice will be given. No signature is required. If you e-file, the Report will not be rejected, filing is real time, and the fee is lower.

                                                    From 7.90.501 revised 2/2004

Document Processing Fee
  If document is on paper:                  $10.00
  If document is filed electronically:      Currently Not Available
Fees are subject to change.
For electronic filing and to obtain
  copies of filed documents visit
  www.sos.state.co.us

Deliver paper documents to:                 20041325487 M
Colorado Secretary of State                 $10.00
Business Division                           SECRETARY OF STATE
1560 Broadway, Suite 200                    09-17-2004  10:20:24
Denver, CO 80202-5169
Paper documents must be typed or            ABOVE SPACE FOR OFFICE USE ONLY
machine printed.

                            Statement of Trade Name

      filed pursuant to Section 7-90-301, et seq. and Section 7-71-101 of the Colorado Revised Statutes (C.R.S)

ID number:                                    19941053808
                                              ----------------------------------

1. Entity name:                               CLAIRE'S BOUTIQUES, INC.
                                              ----------------------------------

2. Trade name under which the
   business is transacted or the activities
   are conducted:                             CLAIRE'S CLUB
                                              ----------------------------------

3. Use of Restricted words (if any of these   |_| "bank" or "trust" or any
   terms are contained in any entity name,         derivative thereof
   true name of an entity, trade name or      |_| "credit union"
   trademark stated in this document, make    |_| "savings and loan"
   the applicable selection):                 |_| "insurance", "casualty",
                                                  "mutual", or "surety"

4. A brief description of the business transacted or activities conducted under the trade name:

                                              RETAIL SALES OF ACCESSORIES
                                              ----------------------------------

(If more space is needed, mark this box |_| and include an attachment of the brief description of the business transacted or the activities conducted under the trade name.)

5. (Optional) Delayed effective date:         10/29/2004
                                              ----------------------------------
                                                         (mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgement of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

                                                                  Rev. 7/13/2004
                                                                          1 of 2

6. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

      OVIS                        DAVID                 G
      --------------------------------------------------------------------------
      (Last)                     (First)             (Middle)        (Suffix)

      3 SW 129 AVENUE SUITE 400
      --------------------------------------------------------------------------
           (Street name and number or Post Office Box information)

      PEMBROKE PINES                     FL                       33027
      --------------------------------------------------------------------------
         (City)                        (State)               (Postal/Zip Code)

      --------------------------------------------------------------------------
      (Province -- if applicable)      (Country -- if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box |_| and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                                                                  Rev. 7/13/2004
                                                                          2 of 2

Please e-file this mandatory Report for a REDUCED FEE at www.sos.state.co.us, & click on Business Center.

This Annual Report is required by Section 7-90-501, C.R.S. for the entity identified on the reverse side. If you file this postcard, it must be typed or legibly handwritten and state current information. You must complete lines 1 and 2 or this Report will be rejected. If this Report is rejected, you will NOT receive a refund or notice of rejection.

1. NAME OF INDIVIDUAL RESPONSIBLE FOR THE ACCURACY OF REPORT:

   RAMPERSAD                   REZA
   -----------------------------------------------------------------------------
   (Last Name)               (First Name)       (Middle Name)        (Suffix)

2. ADDRESS OF INDIVIDUAL RESPONSIBLE FOR THE ACCURACY OF REPORT:

   3 SW 129TH AVENUE                             PEMBROKE PINES, FL 33027
   -----------------------------------------------------------------------------
   (Street/PO Box)                           (City) (State)(Zip/Postal Code)

|_| Mark box if information requested below is current in the records of the Secretary of State OR complete 3-5.

3. ADDRESS OF ENTITY'S PRINCIPAL OFFICE:

   -----------------------------------------------------------------------------
   (Street and, if different, mailing address)   (City) (State)(Zip/Postal Code)

4. NAME OF ENTITY'S REGISTERED AGENT: This person has consented to being so appointed.
   EITHER an Individual:

                             THE CORPORATION COMPANY
   -----------------------------------------------------------------------------
   (Last Name)               (First Name)       (Middle Name)        (Suffix)

   OR a Business Organization:
                               -------------------------------------------------

5. STREET ADDRESS OF REGISTERED AGENT (must be a CO address):

   1675 BROADWAY                              DENVER   CO         80202
   -----------------------------------------------------------------------------
   (Street address)                            (City) (State)(Zip/Postal Code)

   MAILING ADDRESS OF REGISTERED AGENT (if different from above):

   -----------------------------------------------------------------------------
   (Mailing address)                           (City) (State)(Zip/Postal Code)

Deliver this Report and the fee stated on the reverse side to 1560 Broadway Ste 200, Denver CO 80202. This report must be received (not postmarked) on or before the date due stated on the reverse side. Questions? Visit www.sos.state.co.us, and click on Business Center; e-mail sos-business@sos.state.co.us; call
303 894 2200 press 2; or fax 303 869 4864. If this Report is rejected, no refund or notice will be given. No signature is required. If you e-file, the Report will not be rejected, filing is real time, and the fee is lower.

                                                   form 7.90.501 revised 5/21/04

Document processing fee
  If document is filed on paper                 $100.00
  If document is filed electronically           $ 10.00
Late fee if entity is in noncompliant status
  If document is filed on paper                 $ 50.00
  If document is filed electronically           $ 20.00
Fees & forms/cover sheets
  are subject to change.
To file electronically, access instructions     20061291202 M
  for this form/cover sheet and other           $  100.00
  information or print copies of filed          SECRETARY OF STATE
  documents, visit www.sos.state.co.us          07-17-2006  14:12:48
  and select Business Center.
Paper documents must be typewritten or          ABOVE SPACE FOR OFFICE USE ONLY
machine printed.


                                 Annual Report
        filed pursuant to section 7-90-301, et seq. and section 7-90-501 of the Colorado Statutes (C.R.S.)

ID number:                                19941053808
                                          --------------------------------------
Entity name:                              CLAIRE'S BOUTIQUES, INC.
                                          --------------------------------------
Jurisdiction under the law of which the
entity was formed or registered:          Delaware
                                          --------------------------------------

You must complete line 1.

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgement of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

1. Name(s) and address(es) of the
   individual(s) causing the document
   to be delivered for filing:

   OVIS                       DAVID
   --------------------------------------------------------------------------
   (Last)                     (First)             (Middle)        (Suffix)

   3 SW 129TH AVENUE
   --------------------------------------------------------------------------
        (Street name and number or Post Office Box information)

   PEMBROKE PINES                     FL                       33027
   --------------------------------------------------------------------------
      (City)                        (State)               (Postal/Zip Code)

   --------------------------------------------------------------------------
   (Province -- if applicable)      (Country -- if not US)

   (The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box |_| and include an attachment stating the name and address of such individuals.)


REPORT                            Page 1 of 2                      Rev. 3/8/2006

|_| Mark the box if information requested below is current in the records of the Secretary of State OR complete Questions 2 through 7.

2. Principal office street address:

   3 SW 129TH AVE STE 400
   -----------------------------------------------------------------------------
                              (Street name and number)

   PEMBROKE PINES                     FL                       33027
   --------------------------------------------------------------------------
      (City)                        (State)               (Postal/Zip Code)

   --------------------------------------------------------------------------
   (Province -- if applicable)      (Country -- if not US)

3. Principal office mailing address:
   (if different from above)

   --------------------------------------------------------------------------
        (Street name and number or Post Office Box information)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
      (City)                        (State)               (Postal/Zip Code)

   --------------------------------------------------------------------------
   (Province -- if applicable)      (Country -- if not US)

4. Registered agent name: (if an individual)

   --------------------------------------------------------------------------
   (Last)                     (First)             (Middle)        (Suffix)

   OR (if a business organization)

   THE CORPORATION COMPANY
   --------------------------------------------------------------------------

5. The person identified above is registered agent has consented to being so appointed.

6. Registered agent street address:

   1675 BROADWAY
   --------------------------------------------------------------------------
                              (Street name and number)

   --------------------------------------------------------------------------

   DENVER                             CO                        80202
   --------------------------------------------------------------------------
      (City)                        (State)               (Postal/Zip Code)

7. Registered agent mailing address:
   (if different from above)

   --------------------------------------------------------------------------
        (Street name and number or Post Office Box information)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
      (City)                        (State)               (Postal/Zip Code)

   --------------------------------------------------------------------------
   (Province -- if applicable)      (Country -- if not US)


Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

REPORT                            Page 2 of 2                      Rev. 3/8/2006

Document processing fee
  If document is filed on paper                 $150.00
  If document is filed electronically           Currently Not Available
Fees & forms/cover sheets
  are subject to change.
To file electronically, access instructions     20061529008  C
  for this form/cover sheet and other           $  300.00
  information or print copies of filed          SECRETARY OF STATE
  documents, visit www.sos.state.co.us          12-28-2006  16:52:44
  and select Business Center.
Paper documents must be typewritten or          ABOVE SPACE FOR OFFICE USE ONLY
machine printed.

                Combined Statement of Conversion and Articles of
                     Incorporation for a Profit Corporation
               filed pursuant to Sections 7-90-201, 7-102-101 and
          Section 7-102-102 of the Colorado Revised Statutes (C.R.S.)

                            Statement of Conversion

1. For the converting entity, its entity name or true name, ID number (if applicable), form of entity, the jurisdiction under the law of which it is formed, and the principal office address of its principal office are

   Entity name or true name
   of the converting entity          Claire's Boutiques, Inc.
                                     -------------------------------------------

   ID number (if applicable)         19941053808
                                     -------------------------------------------
                                     (Colorado Secretary of State ID number)

   Form of the entity                corporation
                                     -------------------------------------------

   Jurisdiction where formed         Delaware
                                     -------------------------------------------

   Principal office street address   2400 West Central Road
                                     -------------------------------------------
                                     (Street number and name)

                                     -------------------------------------------

                                     Hoffman Estates     IL          60195
                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

                                     -------------------------------------------
                                      (Province --                (Country --
                                     if applicable)                if not US)

   Principal office mailing address
                                     -------------------------------------------
                                     Street number and name or Post Office Box
                                     Information

                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

                                     -------------------------------------------
                                      (Province --                (Country --
                                     if applicable)                if not US)


2. The converting entity has been converted into the resulting entity identified below.

3. For the resulting entity, its entity name, form of entity, the jurisdiction under the law of which it is formed, and the principal office address of its principal office are



CONVERT_PC                        Page 1 of 4                     Rev. 10/6/2005

Entity name of the resulting entity  Claire's Boutiques, Inc.
                                     -------------------------------------------
                                     (the name of a corporation must contain the term or abbreviation "corporation", "incorporated", "company", "limited",
                                     "corp.", inc.", "co." or "ltd.". Section
                                     7-90-601, C.R.S. If the corporation is a professional or special purpose corporation, other law may apply.)

(Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)

Form of the entity                   domestic profit corporation
                                     -------------------------------------------

Jurisdiction where formed            Colorado
                                     -------------------------------------------

Principal office street address      2400 West Central Road
                                     -------------------------------------------
                                              (Street number and name)

                                     -------------------------------------------

                                     Hoffman Estates        IL          60195
                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

                                     -------------------------------------------
                                      (Province --                (Country --
                                     if applicable)                if not US)

Principal office mailing address
(leave blank if same as above)

                                     -------------------------------------------
                                       (Street number and name or Post Office
                                                  Box Information)

                                     -------------------------------------------

                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

                                     -------------------------------------------
                                      (Province --                (Country --
                                     if applicable)                if not US)


   (If the following statement applies, adopt the statement by marking the box.) |_| The mailing address in the records of the Secretary of State is no longer different than the street address and is no longer required.


               Articles of Incorporation for a Profit Corporation

1. The entity name is                Claire's Boutiques, Inc.
                                     -------------------------------------------
                                     (the name of a corporation must contain the term or abbreviation "corporation",
                                     "incorporated", "company", "limited",
                                     "corp.", inc.", "co." or "ltd.". Section
                                     7-90-601, C.R.S, If the corporation is a professional or special purpose corporation, other law may apply.)

(Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)

2. The principal office address of the initial principal office is

   Street address                    2400 West Central Road
                                     -------------------------------------------
                                              (Street number and name)

                                     -------------------------------------------

                                     Hoffman Estates        IL          60195
                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

                                     -------------------------------------------
                                      (Province --                (Country --
                                     if applicable)                if not US)

CONVERT_PC                        Page 2 of 4                     Rev. 10/6/2005

Mailing address (leave blank if
same as street address)
                                     -------------------------------------------
                                       (Street number and name or Post Office
                                                  Box Information)

                                     -------------------------------------------

                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

                                     -------------------------------------------
                                      (Province --                (Country --
                                     if applicable)                if not US)

3. The registered agent name and registered agent address of the initial registered agent are

   Name
    (if an individual)

                                     -------------------------------------------
                                       (Last)     (First)    (Middle)   (Suffix)

    OR

    (if an entity)                   The Corporation Company
                                     -------------------------------------------
   (Caution: Do not provide both an individual and an entity name.)

   The person appointed as registered agent above has consented to being so appointed.

   Street address                    1675 Broadway, Suite 1200
                                     -------------------------------------------
                                              (Street number and name)

                                     -------------------------------------------

                                     Denver              CO        80202
                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)


   Mailing address
   (leave blank if same as street    -------------------------------------------
   address)                            (Street number and name or Post Office
                                                  Box Information)

                                     -------------------------------------------

                                                         CO
                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

4. The true name and mailing address of the incorporator are

   Name
    (if an individual)               Winer        Michael      L.
                                     -------------------------------------------
                                       (Last)     (First)    (Middle)   (Suffix)

    OR

    (if an entity)
                                     -------------------------------------------
   (Caution: Do not provide both an individual and an entity name.)

   Mailing address                    Corporate Treasurer, c/o Claire's Stores,
                                           Inc., 3 S.W. 129th Avenue
                                     -------------------------------------------
                                       (Street number and name or Post Office
                                                  Box information)

                                     -------------------------------------------

                                     Pembroke Pines      FL         33027-1775
                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

                                     -------------------------------------------
                                      (Province --                (Country --
                                     if applicable)                if not US)

   (If the following statement applies, adopt the statement by marking the box and include an attachment.)

|_| This document contains the name and address of one or more additional incorporators.

CONVERT_PC                        Page 3 of 4                     Rev. 10/6/2005

5. The classes of shares and number of shares of each class that the corporation is authorized to issue are as follows.

       (If the following statement applies, adopt the statement by marking the box and number of shares.)
   |X| The corporation is authorized to issue 100 common shares that shall have unlimited voting rights and are entitled to receive the net assets of the corporation upon dissolution.

       (If the following statement applies, adopt the statement by marking the box and include an attachment.)
   |_| Additional information as required by section 7-106-101 is included in an attachment.
   (Caution: At least one box must be marked. Both boxes may be marked, if applicable.)

6. (If the following statement applies, adopt the statement by marking the box and include an attachment.)
   |_| This document contains additional information as provided by law.

7. (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

   (If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
   The delayed effective date and, if applicable, time of this
   document is/are                     12/30/2006                .
                    --------------------------------------------
                          (mm/dd/yyyy) hour:minute am/pm

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgement of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is named in the document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing the document to be delivered for filing are

                                     Winer        Michael       L.
                                     -------------------------------------------
                                       (Last)     (First)    (Middle)   (Suffix)

                                     Corporate Treasurer, c/o Claire's Stores,
                                           Inc., 3 S.W. 129th Avenue
                                     -------------------------------------------
                                       (Street number and name or Post Office
                                                  Box information)

                                     -------------------------------------------

                                     Pembroke Pines      FL         33027-1775
                                     -------------------------------------------
                                        (City)         (State) (Postal/Zip Code)

                                     -------------------------------------------
                                      (Province --                (Country --
                                     if applicable)                if not US)

   (If the following statement applies, adopt the statement by marking the box and include an attachment.)

|X| This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

CONVERT_PC                        Page 4 of 4                     Rev. 10/6/2005

                     ATTACHMENT TO ARTICLES OF INCORPORATION
                                       OF
                            CLAIRE'S BOUTIQUES, INC.

6(a) The liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act. If the Colorado Business Corporation Act is amended to further eliminate or limit the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act, as so amended.

6(b) The Board of Directors of the corporation shall consist of three (3) members whose names and addresses are:

                                            Ira D Kaplan
                                            c/o Claire's Stores, Inc.
                                            3 S.W. 129th Avenue
                                            Pembroke Pines, FL 33027-1775

                                            Bonnie Schaefer
                                            c/o Claire's Stores, Inc.
                                            3 S.W. 129th Avenue
                                            Pembroke Pines, FL 33027-1775

                                            Marla Schaefer
                                            c/o Claire's Stores, Inc.
                                            3 S.W. 129th Avenue
                                            Pembroke Pines, FL 33027-1775